Exhibit 10.7

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is entered into in Beijing, the People’s Republic of China (“China”) on October 18 , 2023 by and among:

Party A:	Beijing YIMUTIAN Network Technology Co., Ltd. (the “Pledgee”)

Address:	Room A602A, 6/F, Block A, Building B-6, Dongsheng Technology Park, Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

Party B:	Deng Jinhong

ID No.: ***

Ji Jiefang

ID No.: ***

Liu Zhijia

ID No.: ***

Song Bailin

ID No.: ***

Zhou Yahui

ID No.: ***

Gao Haiyan

ID No.: ***

Zhou Mi

ID No.: ***

Liu Min

(together with Deng Jinhong, Ji Jiefang, Liu Zhijia, Song Bailin, Zhou Yahui, Gao Haiyan, Zhou Mi, collectively referred to as the “Pledger”)

ID No.: ***

Party C:	Beijing Yi Mu Tian New Agriculture Network Technology Co., Ltd.

Address:	Room A602B, 6/F, Block A, Building B-6, Dongsheng Technology Park, Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

(The Pledgee, the Pledger and Party C are hereinafter individually referred to as a “Party” and collectively as the “Parties”.)

WHEREAS:

(1)	The Pledger jointly holds 100% equity of Party C as of the date of this Agreement, representing RMB 116,978,080 registered capital of Party C. Party C is a limited liability company registered and established in Beijing, China, and engaged in the businesses such as the operation of 一亩田 website and 一亩田 APP. Party C intends to hereby acknowledge the rights and obligations of the Pledger and the Pledgee hereunder and provide necessary assistance in registering the Pledge Rights;

(2)	The Pledgee is a foreign-invested enterprise registered in China. The Pledgee has entered into an Exclusive Business Cooperation Agreement (as defined below) with Party C. The Pledgee has entered into an Exclusive Option Agreement (as defined below) with the Pledger and Party C. The Pledger has executed a Powers of Attorney (as defined below) authorizing the Pledgee;

(3)	To ensure that Party C and the Pledger fulfill their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Powers of Attorney, the Pledger intends to provide a pledge guarantee to the Pledgee against all of the equity held by it in Party C, guaranteeing Party C and the Pledger to fulfill their obligations under the said documents;

(4)	The Parties hereto entered into an Amended and Restated Equity Pledge Agreement (the “Original Agreement”) on March 27, 2020.

NOW THEREFORE, to ensure the fulfillment of the terms of the Transaction Documents (as defined below), the Parties reach an agreement as follows.

Article 1	Definition

Unless otherwise specified herein, the following words shall have the meanings given to them below:

1.1	Pledge Rights: refer to the security interests granted by the Pledger to the Pledgee in accordance with Article 2 hereof, that is, the rights enjoyed by the Pledgee to receive compensation out of the proceeds from the discount, auction or sale of the Pledged Equity in priority.

1.2	Pledged Equity: refers to the 100% of Party C’s equity held by the Pledger jointly, representing Party C’s registered capital of RMB 116,978,080, as well as all future equity interests held by the Pledger in Party C.

1.3	Pledge Period: refers to the period specified in Article 3 hereof.

1.4	Transaction Documents: refers to the Exclusive Business Cooperation Agreement between Party C and the Pledgee in October 18, 2023 (the “Exclusive Business Cooperation Agreement”); the Exclusive Option Agreement among Party C, the Pledger and the Pledgee on October 18, 2023 (the “Exclusive Option Agreement”); and the Powers of Attorney executed by the Pledger on October 18,, 2023 (the “Powers of Attorney”); as well as any modification, revision and/or restatement to the aforementioned documents.

1.5	Contractual Obligations: refer to all obligations of the Pledger under the Exclusive Option Agreement, the Powers of Attorney and this Agreement; and all obligations of Party C under the Exclusive Business Cooperation Agreement, Exclusive Option Agreement and this Agreement.

1.6	Guaranteed Debts: refer to all direct, indirect, derivative losses and loss of predictable benefits suffered by the Pledgee as a result of any Notice of Breach by the Pledger and/or Party C, the amount of which shall be determined based on the Pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the Exclusive Business Cooperation Agreement, and all expenses incurred by the Pledgee to enforce the Pledger and/or Party C to perform their Contractual Obligations.

1.7	Notice of Breach: refers to any of the circumstances set forth in Article 7 hereof.

1.8	Notice of Breach: refers to the notice issued by the Pledgee to declare an Notice of Breach hereunder.

Article 2	Pledge Rights

2.1	The Pledger hereby agrees to pledge the Pledged Equity to the Pledgee in accordance with the provisions of this Agreement as a guarantee for fulfilling the Contractual Obligations and repaying the Guaranteed Debts, and Party C hereby agrees that the Pledger pledges the Pledged Equity to the Pledgee in accordance with the provisions of this Agreement.

2.2	The Pledgee shall be entitled to the dividends generated from the Pledged Equity during the Pledge Period, and the Pledger shall not receive such dividends unless it obtains prior written consent from the Pledgee. Any and all dividends received by the Pledger due to the Pledged Equity, after deducting the personal income tax paid by the Pledger, shall be at the request of the Pledgee: (1) deposited into the account designated by the Pledgee and put in the custody of the Pledgee, and used to guarantee the Contractual Obligations and repay the Guaranteed Debts in priority; or (2) subject to the laws of the People’s Republic of China (“Chinese Laws”, which do not include the laws of Hong Kong, Macao and Taiwan for the purpose of this Agreement), unconditionally gifted to the Pledgee or any person designated by the Pledgee.

2.3	With prior written consent of the Pledgee, the Pledger may increase its capital contribution to Party C. In such case, the Pledger’s increased capital contribution to Party C shall also belong to the Pledged Equity, and the Parties shall execute a pledge agreement and handle pledge registration for the increased capital contribution separately.

2.4	If Party C is required to dissolve or liquidate in accordance with mandatory provisions of Chinese Laws, any benefits distributed by Party C to the Pledger in accordance with the law after Party C completes the dissolution or liquidation procedures in accordance with the law shall be at the request of the Pledgee: (1) deposited into the account designated by the Pledgee and put in the custody of the Pledgee, and used to guarantee the Contractual Obligations and repay the Guaranteed Debts in priority; or (2) subject to the Chinese Laws, unconditionally gifted to the Pledgee or any person designated by the Pledgee.

Article 3	Pledge Period

3.1	The Pledge Rights shall take effect from the date when the equity pledge hereunder is registered with the competent administration for market regulation, and shall remain effective until (1) all Contractual Obligations have been fulfilled and all Guaranteed Debts have been repaid; or (2) subject to Chinese Laws, the Pledgee and/or its designated person decide to purchase all equity of Party C held by the Pledger in accordance with the Exclusive Option Agreement, the equity of Party C has been lawfully transferred to the Pledgee and/or its designated person, and the Pledgee and its designated person can lawfully engage in Party C’s business. The Pledger and Party C shall: (1) register the Pledge Rights hereunder on the register of shareholders of Party C within 3 working days from the date of this Agreement; and (2) apply for registration of the Pledge Rights hereunder with the competent administration for market regulation within 30 working days from the date of this Agreement. The Parties agree that, in order to handle the procedures for the registration of the equity pledge, the Parties and other shareholders of Party C shall submit this Agreement, or an equity pledge contract executed in the form required by the administration for market regulation of the place where Party C is located which truthfully reflects the pledge information hereunder (the “Pledge Contract for Registration Purpose”), to the competent administration for market regulation. In case of any matter not mentioned in the Pledge Contract for Registration Purpose, this Agreement shall apply. The Pledger and Party C shall submit all necessary documents and complete all necessary procedures in accordance with Chinese Laws and regulations and the requirements of competent administration for market regulation, to ensure that the Pledge Rights are registered as soon as possible after submitting the application. From the effective date of this Agreement, the Original Agreement shall immediately become null and no longer have any effect.

3.2	During the Pledge Period, if the Pledger and/or Party C fail to fulfill their Contractual Obligations or repay the Guaranteed Debts, the Pledgee shall be entitled (but not obligated) to exercise the Pledge Rights in accordance with the provisions of this Agreement.

Article 4	Custody of the Pledge Certificate

4.1	Within the Pledge Period specified herein, the Pledger shall deliver the certificate of its capital contribution to Party C (if any) and the register of shareholders recording the Pledge Rights to the Pledgee for custody within one week from the date of this Agreement. The Pledgee shall have custody of such documents in custody throughout the entire Pledge Period specified herein.

Article 5	Representations and Warranties of the Pledger and Party C

The Pledger and Party C hereby jointly and severally represent and warrant to Party A on the date of this Agreement that:

5.1	The Pledger is the sole legal owner of the Pledged Equity;

5.2	The Pledgee shall have the right to dispose of or transfer the Pledged Equity in the manner specified herein;

5.3	Except for the Pledge Rights hereunder, the Pledger has not created any other pledge rights or security interests on the Pledged Equity;

5.4	The Pledger and Party C have already obtained such consents and approvals from government authorities and third parties as necessary to execute, deliver and perform this Agreement

5.5	The execution, delivery and performance of this Agreement will not: (i) result in a violation of any relevant Chinese Laws; (ii) conflict with the articles of association or other organizational documents of Party C; (iii) result in a breach of any contract or document to which it is a party or by which it is bound, or constitute a breach under any contract or document to which it is a party or by which it is bound; (iv) result in a violation of any conditions regarding the grant and/or continued validity of any license or approval issued to any Party; or (v) cause any license or approval issued to any Party to be suspended or revoked or subject to additional conditions;

Article 6	Undertakings of the Pledger and Party C

6.1	The Pledger and Party C jointly and severally undertake to the Pledgee that, during the term of this Agreement:

6.1.1	Without prior written consent of the Pledgee, the Pledger shall not transfer the Pledged Equity or any part thereof, nor shall it create or allow the existence of any guarantee or other debt burden on the Pledged Equity, unless it is so required for the purpose of fulfilling the Transaction Documents;

6.1.2	The Pledger and Party C shall observe all laws and regulations related to the pledge of rights, and, when they receive any notice, instruction or suggestion issued or formulated by competent authority regarding the Pledge Rights, shall present such notice, instruction or suggestion to the Pledgee within five (5) days, while complying with such notice, instruction or suggestion, or raising objections and making statements regarding the said matters at the reasonable request of the Pledgee or with the consent of the Pledgee;

6.1.3	The Pledger and Party C shall promptly notify the Pledgee of any event or any notice they receive that may affect the rights over the Pledged Equity or any part thereof, or may change the Pledger’s warranties or obligations hereunder, or may have an impact on the Pledger’s performance of its obligations hereunder;

6.1.4	Party C shall complete the registration procedures for extending its business term within three (3) months prior to the expiration of its business term, so as to maintain the effectiveness of this Agreement.

6.2	The Pledger agrees that the Pledge Rights obtained by it in accordance with the provisions of this Agreement shall not be interrupted or prejudiced by the Pledger, its successors, assignees or any other person through legal proceedings.

6.3	The Pledger undertakes to the Pledgee that in order to protect or improve the guarantee of Contractual Obligations and Guaranteed Debts hereunder, the Pledger will execute and cause other parties interested in the Pledgee Rights to execute in good faith all rights certificates and contracts required by the Pledgee, and/or take and cause other interested parties to take the actions required by the Pledgee, and provide assistance for the exercise of the rights and authorizations granted to the Pledgee hereunder, execute all documents related to the ownership of the Pledged Equity with the Pledgee or its designated person (no matter natural person or legal person), and provide the Pledgee with all necessary notices, orders and decisions in connection with the Pledge Rights within a reasonable period of time.

6.4	The Pledger undertakes to the Pledgee that it will comply with and fulfill all warranties, undertakings, agreements and representations of and all conditions imposed on it hereunder. If the Pledger fails to fulfill or fails to fully fulfill such warranties, promises, agreements, representations and conditions, the Pledger shall compensate the Pledgee for all losses suffered by the Pledgee as a result.

Article 7	Event of Breach

7.1	Each of the following events shall be deemed as an Event of Breach:

7.1.1	The Pledger breaches any of its obligations under the Transaction Documents and/or this Agreement;

7.1.2	Party C breaches any of its obligations under the Transaction Documents and/or this Agreement.

7.2	If the Pledger and Party C become aware or finds that any of the matters mentioned in Article 7.1 above or any events that may lead to the aforementioned matters have occurred, they shall immediately notify the Pledgee in writing.

7.3	Unless the breach of contract under Article 7.1 above has been remedied at the request of the Pledgee within twenty (20) days after the Pledgee has issued a notice to the Pledger and/or Party C requesting remedy, the Pledgee may at any time thereafter issue a written Notice of Breach to the Pledger requesting the exercise of the Pledge Rights in accordance with Article 8.

Article 8	Exercise of the Pledge Rights

8.1	The Pledgee may exercise the Pledge Rights by issuing a written Notice of Breach to the Pledger.

8.2	Subject to the provisions of Article 7.3 above, the Pledgee may dispose of the Pledgee Rights at any time after giving a Notice of Breach in accordance with Article 8.1 above. When the Pledgee decides to dispose of the Pledged Equity, the Pledger shall no longer have any rights or interests in connection with the Pledged Equity.

8.3	The Pledgee shall have the right, after giving a Notice of Breach in accordance with Article 8.1 above, to exercise all the remedies for breach of contract that it is entitled to under Chinese Laws, the Transaction Documents and this Agreement, including but not limited to receiving compensation out of the proceeds from the discount, auction or sale of the Pledged Equity in priority. The Pledgee shall not be responsible for the losses, if any, caused by its reasonable exercise of such rights and powers.

8.4	The proceeds obtained by the Pledgee from exercising the Pledge Rights should first be used to pay the taxes and fees payable in connection with the disposal of the Pledged Equity, fulfill the Contractual Obligations and repay the Guaranteed Debts to the Pledgee. If there is any remaining amount after the said payment/repayment, the Pledgee shall return the remaining amount to the Pledger or any other person that is entitled to it in accordance with relevant laws and regulations, or deposit it with the notary office of the place where the Pledger is located. Any and all expenses arising therefrom shall be borne by the Pledger. To the extent permitted by Chinese Laws, the Pledger shall unconditionally gift the aforementioned funds to the Pledgee or any person designated by the Pledgee.

8.5	The Pledgee shall have the right to choose to exercise, either simultaneously or sequentially, all remedies for breach of contract that it is entitled to. Before exercising the right to receive compensation out of the proceeds from the discount, auction or sale of the Pledged Equity in priority hereunder, the Pledgee does not need to exercise any other remedies for breach of contract first.

8.6	The Pledgee shall have the right to authorize its lawyer or other agent in writing to exercise the Pledge Rights, to which the Pledger and Party C shall not raise any objections.

8.7	When the Pledgee disposes of the Pledge Rights in accordance with the provisions of this Agreement, the Pledger and Party C shall provide necessary assistance to enable the Pledgee to realize the Pledge Rights.

Article 9	Liability for Breach

9.1	If the Pledger or Party C materially breaches any provision of this Agreement, the Pledgee shall have the right to terminate this Agreement and/or claim compensation from the Pledger or Party C. This Article 9 shall not prejudice any other rights of the Pledgee hereunder.

9.2	Unless otherwise provided by law, under no circumstance shall the Pledger or Party C have any right to terminate or rescind this Agreement.

Article 10	Transfer

10.1	Unless previously agreed by the Pledgee, the Pledger and Party C shall not grant or transfer their rights and obligations hereunder.

10.2	This Agreement shall be binding upon and inure to the benefit of the Pledger, its successors and permitted assigns.

10.3	The Pledgee may at any time transfer all or any of its rights and obligations under the Transaction Documents and this Agreement to its designated person. In such case, the transferee shall enjoy and assume the rights and obligations enjoyed and assumed by the Pledgee under the Transaction Documents and this Agreement as if it were a party to the agreements.

10.4	After the change of the Pledgee caused by the transfer and at the request of the Pledgee, the Pledger and/or Party C shall enter into a new pledge agreement consistent with this Agreement with the new pledgee, and register it with the competent administration for market regulation.

10.5	The Pledger and Party C shall strictly abide by the provisions of this Agreement and other agreements executed by the Parties separately or jointly, including the Transaction Documents, effectively fulfill the obligations under the Transaction Documents, and do not take any action or neglect to take any action that may affect the validity and enforceability of the Transaction Documents. If Pledger retains any rights over the Pledged Equity, it shall not exercise such rights unless it is otherwise instructed by the Pledgee in writing.

Article 11	Termination

11.1	After the Pledger and Party C have fully fulfilled all Contractual Obligations and repaid all Guaranteed Debts, the Pledgee shall, at the request of the Pledger, release the pledge of the Pledged Equity hereunder as soon as reasonably feasible, cooperate with the Pledger in de-registering the equity pledge in the register of shareholder of Party C, and handle the procedures for the de-registration of the equity pledge with competent administration for market regulation.

11.2	The provisions of Articles 9, 13, 14, and 11.2 shall survive the termination of this Agreement.

Article 12	Handling Fees and Other Expenses

Any and all fees and actual expenses in connection with this Agreement, including but not limited to legal fees, production costs, stamp duty and any other taxes and expenses, shall be borne by Party C.

Article 13	Confidentiality

Each Party agrees and acknowledges that this Agreement, the contents of this Agreement, and any oral or written information exchanged with each other for the purpose of preparation or performance of this Agreement shall be deemed as confidential information. Each Party shall keep such confidential information confidential, and shall not disclose it to any third party without prior written consent of the other Parties, except for (a) the information that is known or will be known to the public (not due to the unauthorized disclosure by the receiving Party); (b) the information that is required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or an order of any government department or a court; or (c) the information that is disclosed by any Party to its shareholders, directors, employees, legal or financial advisers for the transaction contemplated herein, provided that the said persons shall fulfill similar confidentiality obligations as set forth in this Clause. If any shareholder, director, employee or employer of any Party discloses the confidential information, it shall be deemed as that Party’s disclosure and thus that Party shall be liable for breach of contract in accordance with this Agreement.

Article 14	Governing Law and Dispute Resolution

14.1	The execution, validity, interpretation, performance, amendment and termination of this Agreement and the disputes resolution hereunder shall be governed by Chinese Laws.

14.2	Any and all disputes arising out of or in connection with this Agreement shall be submitted by any Party to Beijing Arbitration Commission for arbitration in Beijing in accordance with its arbitration procedures and rules in force at that time. The arbitral tribunal shall be composed of three arbitrators, who shall be appointed in accordance with the arbitration rules. The claimant and the respondent shall each have the right to appoint one arbitrator, and the third arbitrator shall be appointed by the first two arbitrators through consultation or by the Beijing Arbitration Commission. The arbitration shall be conducted in Chinese and confidentially. The arbitral award shall be final and binding upon all Parties. Where appropriate, the arbitral tribunal or the arbitrators may, in accordance with the disputes resolution provisions and/or applicable Chinese Laws, make remedial rulings on the equity or assets of the Parties, including restricting the conduct of business, restricting or prohibiting the transfer or sale of equity or assets or winding up of the Parties. In addition, during the composition of the arbitral tribunal, the Parties shall have the right to apply for interim relief measures to any tribunal with any jurisdiction (including those in the Chinese mainland, Hong Kong and the Cayman Islands).

14.3	During the arbitration period, except for the part in dispute and subject to arbitration, the Parties shall continue enjoying their other rights and perform their corresponding obligations hereunder.

Article 15	Notice

15.1	Any and all notices and other communications required or given hereunder shall be sent to the notified Party by hand, registered mail with postage prepaid, or commercial express service or fax. Each notice may also be sent by email as well. A notice shall be deemed to be validly served:

15.1.1	on the date of receipt if sent by hand (including express mail);

15.1.2	on the 15th day after the date shown on the receipt if sent by registered mail with postage prepaid; or

15.1.3	on the date shown on the fax file if sent by tax, or when the fax file is delivered after 5 p.m. or on a non-business day at the place of service, on the next business day.

15.2	For the purpose of notification, the addresses of the Parties are as follows:

Party A: Beijing YIMUTIAN Network Technology Co., Ltd.

Address: 6/F, Block A, Building B-6, Dongsheng Technology Park, Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing Attention: Deng Jinhong

Fax: /

Email: ***

Party B: Deng Jinhong

Address: ***

Attention: Deng Jinhong Fax: /

Email: ***

Party B: Ji Jiefang

Address: ***

Fax: 021-51550606

Email: ***

Party B: Liu Zhijia

Address: ***

Attention: Liu Zhijia

Fax: /

Email: ***

Party B: Song Bailin

Address: ***

Attention: Song Bailin

Fax: /

Email: ***

Party B: Zhou Yahui

Address: ***

Attention: Zhou Yahui

Fax: /

Email: ***

Party B: Gao Haiyan

Address: ***

Attention: Gao Haiyan

Fax: /

Email: ***

Party B: Zhou Mi

Address: ***

Fax: /

Email: ***

Party B: Liu Min

Address: ***

Attention: Liu Min

Fax: /

Email: ***

Party C: Beijing Yi Mu Tian New Agriculture Network Technology Co., Ltd.

Address: 6/F, Block A, Building B-6, Dongsheng Technology Park,

Zhongguancun, No.66 Xixiaokou Road, Haidian District, Beijing

Attention: Deng Jinhong

Fax: /

Email: ***

15.3	Any Party may, by giving notice to the other Parties in accordance with the provisions of this Clause, change its address for receiving notices.

Article 16	Severability

If any one or more of the provisions of this Agreement are ruled in any respect invalid, illegal or unenforceable in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions shall not be affected or impaired in any respect. The Parties shall, through good faith consultation, seek to replace the invalid, unlawful or unenforceable provisions with provisions which are permitted by law and which are expected by the Parties to be effective to the maximum extent possible, and whose economic effects are as similar as possible to those of invalid, unlawful or unenforceable provisions.

Article 17	Annex

The annexes listed herein shall constitute an integral part of this Agreement.

Article 18	Effectiveness

18.1	This Agreement shall come into effect from the date of formal signing by all Parties.

18.2	No amendment, supplement or change to this Agreement shall take effect unless it is made in writing, signed or stamped by all Parties, and government registration procedures (if necessary) are completed in accordance with relevant laws and regulations.

Article 19	Counterparts

This Agreement is made in eleven copies, with the Pledgee, each natural person of the Pledger, and Party C holding one copy each, and the rest one to be used for registration purpose.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Beijing YIMUTIAN Network Technology Co., Ltd. (seal)

Affix seal

Signature:	/s/ Deng Jinhong
Name:	Deng Jinhong
Title:	Legal Representative

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Deng Jinhong

Signature:	/s/ Deng Jinhong

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Ji Jiefang

Signature:	/s/ Ji Jiefang

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Liu Zhijia

Signature:	/s/ Liu Zhijia

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Song Bailin

Signature:	/s/ Song Bailin

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Zhou Yahui

Signature:	/s/ Zhou Yahui

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Gao Haiyan

Signature:	/s/ Gao Haiyan

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Zhou Mi

Signature:	/s/ Zhou Mi

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Liu Min

Signature:	/s/ Liu Min

IN WITNESS WHEREOF, the Parties have caused their respective authorized representatives to execute this Equity Pledge Agreement on the date first above written.

Beijing Yimutian Xinnong Network Co., Ltd. (seal)

Affix seal

Signature:	/s/ Deng Jinhong
Name:	Deng Jinhong
Title:	Legal Representative

Annexes:

1.	Register of Shareholders of Party C;

2.	Capital Contribution Certificate of Party C (if any);

3.	Exclusive Business Cooperation Agreement;

4.	Exclusive Option Agreement;

5.	Powers of Attorney